EXHIBIT 10.6

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 30th day of November, 2012, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of November 1, 2012 (the “Pooling and Servicing Agreement”), and Flagstar Capital Markets Corporation, a Delaware corporation (“Flagstar”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of May 23, 2011, between Assignor and Flagstar (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Flagstar pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Flagstar pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement and Assignee hereby accepts such assignment from Depositor.

3.          Flagstar hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and Flagstar as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to Flagstar with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and Flagstar that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)         Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and Flagstar that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.          Flagstar warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Flagstar is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          Flagstar has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Flagstar’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Flagstar’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Flagstar is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Flagstar or its property is subject. The execution, delivery and performance by Flagstar of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Flagstar. This Agreement has been duly executed and delivered by Flagstar and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Flagstar enforceable against Flagstar in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Flagstar in connection with the execution, delivery or performance by Flagstar of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Flagstar Representations and Warranties

8.          Pursuant to Section 32(d) of the Purchase Agreement, Flagstar hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel Flagstar to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, Flagstar shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Flagstar had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. Flagstar agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee's rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

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(a)          Definitions.

(i)          The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

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(a)          In the case of Flagstar,

Flagstar Capital Markets Corporation

5151 Corporate Drive

Troy, Michigan 48098

Attention : Product Development Department

with a copy to

Legal Department at the same address

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust - Sequoia Mortgage Trust 2012-6

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2012-6

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(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or Flagstar may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Flagstar, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Flagstar pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.          The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Flagstar hereby consents to such exercise and enforcement.

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19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.         Master Servicer. Flagstar hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Flagstar hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Flagstar shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #38993800, Sequoia Mortgage Trust 2012-6 Distribution Account

21.         Flagstar acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, Flagstar shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.         Rule 17g-5 Compliance. Flagstar hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-6” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Flagstar in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. Flagstar shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Flagstar, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Flagstar or (ii) such Rating Agency’s or NRSRO’s evaluation of Flagstar’s operations in general; provided, however, that Flagstar shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	AVP

FLAGSTAR CAPITAL MARKETS CORPORATION

By:	/s/ Stanley D. Jursek
Name:	Stanley D. Jursek
Title:	President

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Signature Page – Assignment of Representations and Warranties – Flagstar Capital (SEMT 2012-6)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1000383	0.002500			1008498		503516808	1	1	0
2	1000383	0.002500			1008498		503543420	1	1	0
3	1000383	0.002500			1008498		503562168	1	1	0
4	1000383	0.002500			1008498		503564374	1	1	0
5	1000383	0.002500			1008498		503568904	1	1	0
6	1000383	0.002500			1008498		503570529	1	1	0
7	1000383	0.002500			1008498		503579949	1	1	0
8	1000383	0.002500			1008498		503592194	1	1	0
9	1000383	0.002500			1008498		503603248	1	1	0
10	1000383	0.002500			1008498		503606408	1	1	0
11	1000383	0.002500			1008498		503610331	1	1	0
12	1000383	0.002500			1008498		503612838	1	1	0
13	1000383	0.002500			1008498		503614548	1	1	0
14	1000383	0.002500			1008498		503617684	1	1	0
15	1000383	0.002500			1008498		503618748	1	1	0
16	1000383	0.002500			1008498		503623486	1	1	0
17	1000383	0.002500			1008498		503624468	1	1	0
18	1000383	0.002500			1008498		503632666	1	1	0
19	1000383	0.002500			1008498		503639941	1	1	0
20	1000383	0.002500			1008498		503643040	1	1	0
21	1000383	0.002500			1008498		503654594	1	1	0
22	1000383	0.002500			1008498		503533799	1	1	0
23	1000383	0.002500			1008498		503546202	1	1	0
24	1000383	0.002500			1008498		503580636	1	1	0
25	1000383	0.002500			1008498		503592427	1	1	0
26	1000383	0.002500			1008498		503589554	1	1	0
27	1000383	0.002500			1008498		503609040	1	1	0
28	1000383	0.002500			1008498		503636346	1	1	0
29	1000383	0.002500			1008498		503665467	1	1	0
30	1000383	0.002500			1008498		503665819	1	1	0
31	1000383	0.002500			1008498		503670107	1	1	0
32	1000383	0.002500			1008498		503672403	1	1	0
33	1000383	0.002500			1008498		503680918	1	1	0
34	1000383	0.002500			1008498		503701873	1	1	0

	11	12	13	14	15	16	17	18	19	20
	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	7						1	4	0
2	9						1	0	0
3	9						1	0	0
4	9						5	0	0
5	9						1	0	0
6	7						2	0	0
7	9						1	4	0
8	9						1	4	0
9	9						2	4	0
10	9						1	4	0
11	9						5	4	0
12	9						1	0	0
13	9						5	4	0
14	9						1	4	0
15	9						1	4	0
16	9						1	0	0
17	7						1	0	0
18	9						5	0	0
19	7						1	0	0
20	9						1	0	0
21	7						5	4	0
22	9						1	0	0
23	9						1	0	0
24	9						1	4	0
25	9						1	4	0
26	7						1	4	0
27	9						1	0	0
28	9						1	4	0
29	9						1	0	0
30	7						1	0	0
31	7						1	4	0
32	9						1	4	0
33	7						1	4	0
34	7						1	0	0

	21	22	23	24	25	26	27	28	29	30
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0.00		20120904	836000.00	0.042500	360	360	20121101
2			0.00		20120905	849750.00	0.042500	360	360	20121101
3			0.00		20120907	966800.00	0.042500	360	360	20121101
4			0.00		20120823	988000.00	0.040000	360	360	20121001
5			0.00		20120907	837900.00	0.041250	360	360	20121101
6			0.00		20120812	880000.00	0.040000	360	360	20121001
7			0.00		20120821	945000.00	0.041250	360	360	20121001
8			0.00		20120910	600000.00	0.043750	360	360	20121101
9			0.00		20120918	538000.00	0.038750	360	360	20121101
10			200000.00		20120920	963000.00	0.037500	360	360	20121101
11			0.00		20120917	495000.00	0.043750	360	360	20121101
12			0.00		20120827	785000.00	0.042500	360	360	20121001
13			242180.00		20120824	765000.00	0.040000	360	360	20121001
14			0.00		20120918	638950.00	0.041250	360	360	20121101
15			0.00		20120915	506000.00	0.042500	360	360	20121101
16			0.00		20120918	732000.00	0.042500	360	360	20121101
17			0.00		20120822	992000.00	0.042500	360	360	20121001
18			0.00		20120908	700000.00	0.043750	360	360	20121101
19			0.00		20120828	1000000.00	0.041250	360	360	20121001
20			0.00		20120919	689000.00	0.040000	360	360	20121101
21			0.00		20120928	922500.00	0.043750	360	360	20121101
22			0.00		20120814	496500.00	0.043750	360	360	20121001
23			0.00		20120927	618000.00	0.041250	360	360	20121101
24			500000.00		20120817	850000.00	0.042500	360	360	20121001
25			0.00		20120914	745000.00	0.036250	360	360	20121101
26			0.00		20120814	720000.00	0.040000	360	360	20121001
27			0.00		20120823	760000.00	0.041250	360	360	20121001
28			0.00		20120924	478760.00	0.040000	360	360	20121101
29			0.00		20121002	631000.00	0.040000	360	360	20121201
30			0.00		20121003	1000000.00	0.040000	360	360	20121101
31			0.00		20120918	668000.00	0.038750	360	360	20121101
32			0.00		20121018	772000.00	0.041250	360	360	20121201
33			0.00		20121005	752000.00	0.042500	360	360	20121201
34			0.00		20121015	774400.00	0.042500	360	360	20121201

	31	32	33	34	35	36	37	38	39	40
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		836000.00	0.042500	4112.62	20121001	0	0
2	1	0	0		849750.00	0.042500	4180.26	20121001	0	0
3	1	0	0		966800.00	0.042500	4756.07	20121001	0	0
4	1	0	0		986576.47	0.040000	4716.86	20121001	0	0
5	1	0	0		837900.00	0.041250	4060.88	20121001	0	0
6	1	0	0		880000.00	0.040000	4201.25	20121001	0	0
7	1	0	0		943668.50	0.041250	4579.94	20121001	0	0
8	1	0	0		600000.00	0.043750	2995.71	20121001	0	0
9	1	0	0		537207.41	0.038750	2529.88	20121001	0	0
10	1	0	0		962687.90	0.037500	4459.80	20121001	0	0
11	1	0	0		495000.00	0.043750	2471.46	20121001	0	0
12	1	0	0		783918.48	0.042500	3861.73	20121001	0	0
13	1	0	0		763897.77	0.040000	3652.23	20121001	0	0
14	1	0	0		638950.00	0.041250	3096.67	20121001	0	0
15	1	0	0		506000.00	0.042500	2489.22	20121001	0	0
16	1	0	0		732000.00	0.042500	3601.00	20121001	0	0
17	1	0	0		990633.00	0.042500	4880.04	20121001	0	0
18	1	0	0		700000.00	0.043750	3495.00	20121001	0	0
19	1	0	0		998591.00	0.041250	4846.50	20121001	0	0
20	1	0	0		689000.00	0.040000	3289.39	20121001	0	0
21	1	0	0		922500.00	0.043750	4605.91	20121001	0	0
22	1	0	0		493955.91	0.043750	2478.95	20121001	0	0
23	1	0	0		617129.24	0.041250	2995.14	20121001	0	0
24	1	0	0		847653.71	0.042500	4181.49	20121001	0	0
25	1	0	0		743852.94	0.036250	3397.58	20121001	0	0
26	1	0	0		717921.76	0.040000	3437.39	20121001	0	0
27	1	0	0		758929.16	0.041250	3683.34	20121001	0	0
28	1	0	0		478070.20	0.040000	2285.67	20121001	0	0
29	1	0	0		631000.00	0.040000	3012.49	20121001	0	0
30	1	0	0		998084.61	0.040000	4774.15	20121001	0	0
31	1	0	0		667015.90	0.038750	3141.18	20121001	0	0
32	1	0	0		772000.00	0.041250	3741.50	20121001	0	0
33	1	0	0		752000.00	0.042500	3699.39	20121001	0	0
34	1	0	0		774400.00	0.042500	3809.58	20121001	0	0

	41	42	43	44	45	46	47	48	49	50
	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

	51	52	53	54	55	56	57	58	59	60
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

	61	62	63	64	65	66	67	68	69	70
	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1								0		52
2								0		213
3								0		330
4								0		333
5								0		272
6								0		345
7								0		278
8								0		106
9								0		73
10								0		173
11								0		126
12								0		75
13								0		30
14								0		90
15								0		131
16								0		304
17								0		254
18								0		307
19								0		265
20								0		320
21								0		27
22								0		88
23								0		168
24								0		285
25								0		129
26								0		17
27								0		289
28								0		3
29								0		259
30								0		158
31								0		100
32								0		9
33								0		66
34								0		180

	71	72	73	74	75	76	77	78	79	80
	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	1		0		5	3	0	1
2	1		0		8		1	1
3	1		0		2.75	11.5	6	1
4	1		0		7.25	10.25	1	1
5	2		0		10.25	1.5	6.5	1
6	2		1		8	8	0	1
7	1		0		0		2	1
8	2		0		1		6	1
9	4		1		6	10	3	1
10	2		1		5.5		10	1
11	1		0		9	5	8	1
12	2		0		15	3	1	1
13	1		0		27	26.5	23	1
14	1		0		17		1.5	1
15	2		0		0.25		2	1
16	3		1		6	6	7	1
17	1		1		11		0	1
18	2		0		13		4	1
19	3		0		14	7	0	1
20	1		0		24		3	1
21	1		0		5.5	15	0	1
22	2		0		30		0	1
23	4		0		0		0.25	1
24	2		1		19	19	13	1
25	1		0		9	3	3	1
26	3		0		8.5		0	1
27	1		0		14	3.5	4	1
28	1		0		23		5	1
29	1		0		1		1	1
30	3		0		9		0	1
31	2		0		0	2	0	1
32	1		0		12	0.5	8	1
33	2		0		11		0	1
34	2		0		3.25		0	1

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						762
2						745
3						793
4						789
5						775
6						766
7						769
8						787
9						789
10						802
11						777
12						753
13						746
14						750
15						815
16						750
17						777
18						792
19						779
20						753
21						800
22						749
23						752
24						789
25						779
26						773
27						811
28						781
29						761
30						779
31						790
32						802
33						766
34						754

	91	92	93	94	95	96	97	98	99	100
	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000

	101	102	103	104	105	106	107	108	109	110
	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	13829.25	11812.98	0.00	0.00	25642.23	25642.23	1	5		3
2	19750.00		0.00		19750.00	19750.00	1	5		3
3	13411.21	8629.05	0.00	0.00	22040.26	22040.26	1	5		3
4	13310.55	12983.34	0.00	0.00	26293.89	26293.89	1	5		3
5	6406.00	7666.66	0.00	0.00	14072.66	14072.66	1	5		3
6	5040.00	2646.66	16242.16	0.00	7686.66	23928.82	1	4		3
7	0.00	0.00	20635.00	0.00	0.00	20635.00	1	5		3
8	19583.00		0.00		19583.00	19583.00	1	5		3
9	0.00	11788.70	6402.75	0.00	11788.70	18191.45	1	4		3
10	15567.04	0.00	0.00	0.00	15567.04	15567.04	1	4		3
11	13750.00	3428.92	0.00	0.00	17178.92	17178.92	1	5		3
12	18234.67	0.00	0.00	0.00	18234.67	18234.67	1	5		3
13	25561.35	12906.40	0.00	0.00	38467.75	38467.75	1	5		3
14	20152.02		0.00		20152.02	20152.02	1	5		3
15	14215.33		0.00		14215.33	14215.33	1	5		3
16	12264.21	701.00	0.00	0.00	12965.21	12965.21	1	4		3
17	18286.89		0.00		18286.89	18286.89	1	4		3
18	13239.00	0.00	0.00	0.00	13239.00	13239.00	1	5		3
19	21701.33	11390.00	0.00	0.00	33091.33	33091.33	1	5		3
20	13249.99	0.00	0.00	0.00	13249.99	13249.99	1	5		3
21	9645.17	8038.33	0.00	0.00	17683.50	17683.50	1	5		3
22	79660.67	0.00	0.00	0.00	79660.67	79660.67	1	5		3
23	1017.00	0.00	1837.63	0.00	3743.04	5580.67	1	5		3
24	22401.34	15398.67	0.00	0.00	37800.01	37800.01	1	4		3
25	15059.52	0.00	0.00	0.00	15059.52	15059.52	1	5		3
26	10260.65	0.00	12556.76	0.00	10260.65	22817.41	1	5		3
27	10682.65	3426.30	0.00	0.00	14108.95	14108.95	1	5		3
28	11540.00	0.00	0.00	0.00	11540.00	11540.00	1	5		3
29	9234.84		0.00		9234.84	9234.84	1	5		3
30	25000.00		12029.00		25000.00	37029.00	1	5		3
31	12500.00	5000.00	0.00	0.00	17500.00	17500.00	1	5		3
32	30698.95	9153.84	0.00	0.00	39852.79	39852.79	1	5		3
33	35981.37		0.00		35981.37	35981.37	1	5		3
34	16666.68		0.00		16666.68	16666.68	1	5		3

	111	112	113	114	115	116	117	118	119	120
	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City
1		4		106269.90	6767.11	0.2639			100	SEATTLE
2		4		296420.84	6912.54	0.3500				LUCAS
3		4		221697.18	6334.28	0.2874				LOS ALTOS
4		4		836866.98	7433.12	0.2827				IRVINE
5		4		341766.69	6019.68	0.4278				SAN MARINO
6		4		81138.56	9553.63	0.3993			100	WALNUT
7		4		98757.28	5892.26	0.2855				VISTA
8		4		47681.88	6451.97	0.3295				CHARLOTTE
9		4		48802.58	4403.33	0.2421				WILLOWBROOK
10		4		68629.32	6227.58	0.4000				HIXSON
11		4		78845.67	4294.88	0.2500				CAVE CREEK
12		4		195105.57	6374.59	0.3496				LA CANADA FLINTRIDGE
13		4		459502.82	6551.98	0.1703				LOS ANGELES
14		4		341334.74	5895.96	0.2926				ATLANTA
15		4		184948.23	3987.20	0.2805				SCOTTSDALE
16		4		56992.33	5414.97	0.4177				ARCADIA
17		4		307428.72	7430.69	0.4063			100	CORONA DEL MAR
18		4		107065.50	5856.88	0.4424				SANTA ANA
19		4		41284.48	13350.86	0.4035			100	MANHATTAN BEACH
20		4		277444.09	5758.13	0.4346				ENCINITAS
21		4		126063.42	5713.29	0.3231			100	ARLINGTON
22		4		1300737.63	11912.62	0.1495				LA QUINTA
23		4		84942.83	2014.98	0.3611				SAN DIEGO
24		4		345269.44	11087.46	0.2933				NEWPORT BEACH
25		4		600290.94	6360.07	0.4223				WINNETKA
26		4		342873.62	9213.15	0.4038			100	HOBOKEN
27		4		119724.62	5543.67	0.3929				WEST HILLS
28		4		39311.72	2995.78	0.2596				HIDEOUT
29		4		26065.98	3909.21	0.4233				SAN DIEGO
30		4		251831.41	12933.19	0.3493			100	ANN ARBOR
31		4		135926.26	5604.20	0.3202			85.1996	SCOTTSDALE
32		4		81573.87	5714.05	0.1434				SAMMAMISH
33		4		154937.63	8906.40	0.2475			100	TENAFLY
34		4		57631.68	7216.94	0.4330			100	SOUTH PASADENA

	121	122	123	124	125	126	127	128	129	130
	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score
1	WA	98199	1	1	1045000.00	1051000.00	3	20120816
2	TX	75002	1	1		1075000.00	3	20120519
3	CA	94024	1	1		1660000.00	3	20120817
4	CA	92603	7	1		2175000.00	3	20120527
5	CA	91108	1	1		1240000.00	3	20120828
6	CA	91789	1	1	1840000.00	1840000.00	3	20120630
7	CA	92084	1	1		1200000.00	3	20120510
8	NC	28216	7	1		750000.00	3	20120626
9	IL	60527	1	1		675000.00	3	20120710
10	TN	37343	1	1		1700000.00	3	20120720
11	AZ	85331	7	1		758000.00	3	20120706
12	CA	91011	1	1		1130000.00	3	20120807
13	CA	90004	1	1		1300000.00	3	20120711
14	GA	30327	1	1		984000.00	3	20120807
15	AZ	85255	7	1		910000.00	3	20120803
16	CA	91007	1	1		915000.00	3	20120820
17	CA	92625	7	1	1240000.00	1240000.00	3	20120730
18	CA	92705	1	1		980000.00	3	20120804
19	CA	90266	1	1	1855000.00	1900000.00	3	20120802
20	CA	92024	1	1		1500000.00	3	20120731
21	VA	22213	1	1	1240000.00	1230000.00	3	20120828
22	CA	92253	7	2		662000.00	3	20120502
23	CA	92130	7	1		927000.00	3	20120607
24	CA	92663	1	1		1950000.00	3	20120719
25	IL	60093	1	1		1171000.00	3	20120724
26	NJ	7030	4	1	1200000.00	1200000.00	3	20120720
27	CA	91307	7	1		950000.00	3	20120710
28	UT	84036	7	1		720000.00	3	20120817
29	CA	92131	7	1		795000.00	3	20120823
30	MI	48103	3	1	1355000.00	1355000.00	3	20120917
31	AZ	85255	7	1	835000.00	860000.00	3	20120830
32	WA	98075	7	1		965000.00	3	20120823
33	NJ	7670	1	1	940000.00	965000.00	3	20120904
34	CA	91030	1	1	968000.00	972000.00	3	20120926

	131	132	133	134	135	136	137	138	139	140
	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1						0.8000	0.8000	0	0	0
2						0.7904	0.7904	0	0	0
3						0.5824	0.5824	0	0	0
4						0.4542	0.4542	0	0	0
5						0.6757	0.6757	0	0	0
6						0.4782	0.4782	0	0	0
7						0.7875	0.7875	0	0	0
8						0.8000	0.8000	0	0	0
9						0.7970	0.7970	0	0	0
10						0.6841	0.5664	0	0	0
11						0.6530	0.6530	0	0	0
12						0.6946	0.6946	0	0	0
13						0.7747	0.5884	0	0	0
14						0.6493	0.6493	0	0	0
15						0.5560	0.5560	0	0	0
16						0.8000	0.8000	0	0	0
17						0.8000	0.8000	0	0	0
18						0.7142	0.7142	0	0	0
19						0.5390	0.5390	0	0	0
20						0.4593	0.4593	0	0	0
21						0.7500	0.7500	0	0	0
22						0.7500	0.7500	0	0	0
23						0.6666	0.6666	0	0	0
24						0.6923	0.4358	0	0	0
25						0.6362	0.6362	0	0	0
26						0.6000	0.6000	0	0	0
27						0.8000	0.8000	0	0	0
28						0.6649	0.6649	0	0	0
29						0.7937	0.7937	0	0	0
30						0.7380	0.7380	0	0	0
31						0.8000	0.8000	0	0	0
32						0.8000	0.8000	0	0	0
33						0.8000	0.8000	0	0	0
34						0.8000	0.8000	0	0	0

	141	142	143	144	145	146	147	148	149	150
	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

	151	152	153	154	155	156	157	158	159	160
	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry
1										5
2										23
3										11
4										17
5										15
6										8
7										0
8										26
9										11
10										34
11										25
12										22
13										29
14										17
15										22
16										6
17										11
18										20
19										14
20										24
21										22
22										30
23										0
24										19
25										9
26										8.5
27										14
28										23
29										8
30										20
31										5
32										12
33										11
34										3.25

	161	162	163	164	165	166	167
	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)
1	3	0.00	20421001	13829.25	0.00	0.00	11812.98
2		0.00	20421001	19750.00	0.00	0.00	0.00
3	11.5	0.00	20421001	13411.21	0.00	0.00	8629.05
4	17	0.00	20420901	13310.55	0.00	0.00	12983.34
5	15	0.00	20421001	6406.00	0.00	0.00	7666.66
6	8	0.00	20420901	5040.00	0.00	0.00	2646.66
7		0.00	20420901	0.00	0.00	0.00	0.00
8		0.00	20421001	19583.00	0.00	0.00	0.00
9	22	0.00	20421001	0.00	0.00	6402.75	11788.70
10		200000.00	20421001	15567.04	0.00	0.00	0.00
11	7	0.00	20421001	13750.00	0.00	0.00	3428.92
12	9	0.00	20420901	18234.67	0.00	0.00	0.00
13	26.5	0.00	20420901	25561.35	0.00	0.00	12906.40
14		0.00	20421001	20152.02	0.00	0.00	0.00
15		0.00	20421001	14215.33	0.00	0.00	0.00
16	6	0.00	20421001	12264.21	0.00	0.00	701.00
17		0.00	20420901	18286.89	0.00	0.00	0.00
18		0.00	20421001	13239.00	0.00	0.00	0.00
19	10	0.00	20420901	21701.33	0.00	0.00	11390.00
20		0.00	20421001	13249.99	0.00	0.00	0.00
21	17	0.00	20421001	9645.17	0.00	0.00	8038.33
22		0.00	20420901	79660.67	0.00	0.00	0.00
23		0.00	20421001	1017.00	0.00	0.00	0.00
24	19	35000.00	20420901	22401.34	0.00	0.00	15398.67
25	13	0.00	20421001	15059.52	0.00	0.00	0.00
26		0.00	20420901	10260.65	0.00	12556.76	0.00
27	3.5	0.00	20420901	10682.65	0.00	0.00	3426.30
28		0.00	20421001	11540.00	0.00	0.00	0.00
29		0.00	20421101	9234.84	0.00	0.00	0.00
30		0.00	20421001	25000.00	12029.00	0.00	0.00
31	5	0.00	20421001	12500.00	0.00	0.00	5000.00
32	10	0.00	20421101	30698.95	0.00	0.00	9153.84
33		0.00	20421101	35981.37	0.00	0.00	0.00
34		0.00	20421101	16666.68	0.00	0.00	0.00

	168	169	170	171	172
	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0.00	0.00	Full	Two Years	Two Months
2	0.00	0.00	Full	Two Years	Two Months
3	0.00	0.00	Full	Two Years	Two Months
4	0.00	0.00	Full	Two Years	Two Months
5	0.00	0.00	Full	Two Years	Two Months
6	0.00	0.00	Full	Two Years	Two Months
7	0.00	0.00	Full	Two Years	Two Months
8	0.00	0.00	Full	Two Years	Two Months
9	0.00	0.00	Full	Two Years	Two Months
10	0.00	0.00	Full	Two Years	Two Months
11	0.00	0.00	Full	Two Years	Two Months
12	0.00	0.00	Full	Two Years	Two Months
13	0.00	0.00	Full	Two Years	Two Months
14	0.00	0.00	Full	Two Years	Two Months
15	0.00	0.00	Full	Two Years	Two Months
16	0.00	0.00	Full	Two Years	Two Months
17	0.00	0.00	Full	Two Years	Two Months
18	0.00	0.00	Full	Two Years	Two Months
19	0.00	0.00	Full	Two Years	Two Months
20	0.00	0.00	Full	Two Years	Two Months
21	0.00	0.00	Full	Two Years	Two Months
22	0.00	0.00	Full	Two Years	Two Months
23	0.00	0.00	Full	Two Years	Two Months
24	0.00	0.00	Full	Two Years	Two Months
25	0.00	0.00	Full	Two Years	Two Months
26	0.00	0.00	Full	Two Years	Two Months
27	0.00	0.00	Full	Two Years	Two Months
28	0.00	0.00	Full	Two Years	Two Months
29	0.00	0.00	Full	Two Years	Two Months
30	0.00	0.00	Full	Two Years	Two Months
31	0.00	0.00	Full	Two Years	Two Months
32	0.00	0.00	Full	Two Years	Two Months
33	0.00	0.00	Full	Two Years	Two Months
34	0.00	0.00	Full	Two Years	Two Months

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	“9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	“9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	Cash Out Amount: [New Loan] – [PIF Prior First Lien] – [Payoff of all Seasoned Seconds] – [Closing Costs] – [Prepays] For delayed purchases (refinances on homes purchased < 12 months prior to the mortgage application) with cash) Cash Out Amount = 0.	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified
52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level

A code indicating the extent to which the borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)

*For self-employed borrowers: Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with

        o CPA name & phone number shown on the Preparer section of the tax return
        o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)

			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification

A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)

*For self-employed borrowers: Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
o CPA name & phone number shown on the Preparer section of the tax return
o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)

			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
158	Cash To/From Brrw at Closing	Indicates the amount of cash the borrower(s) paid into or received at closing. [HUD-1 Bottom Line] + [Earnest money] + [Paid Outside Closing Items]		Numeric – Decimal	100000.01	9(10).99
159	Brrw - Yrs at in Industry	Number of years the primary borrower has been working in their current industry		Numeric – Decimal	9.9	9.999999
160	CoBrrw - Yrs at in Industry	Number of years the co-borrower has been working in their current industry		Numeric – Decimal	8	9.999999
161	Junior Mortgage Drawn Amount	Applicable if the subject loan is a first mortgage. At the time of origination for the subject loan, the sum of the outstanding balance(s) for any junior mortgages (HELOCs and closed-end).		Numeric – Decimal	100000.01	9(10).99
162	Maturity Date	Maturity date of mortgage		Date	20420501	YYYYMMDD
163	Primary Borrower Wage Income (Salary)	The primary borrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
164	Primary Borrower Wage Income (Bonus)	The primary borrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
165	Primary Borrower Wage Income (Commission)	The primary borrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
166	Co-Borrower Wage Income (Salary)	The coborrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
167	Co-Borrower Wage Income (Bonus)	The coborrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
168	Co-Borrower Wage Income (Commission)	The coborrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
169	Originator Doc Code	Documentation Code value as presented by the seller.		Text	Full	XXXX
170	RWT Income Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower asset verification		Text	2 Years	XXXX
171	RWT Asset Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower Income verification		Text	2 Months	XXXX
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

PURCHASE AGREEMENT

Refer to Exhibit 10.12 to Form 8-K filed by Issuing Entity on November 29, 2012